                                      ETOYS INC.

                        AMENDED AND RESTATED VOTING AGREEMENT


     This Amended and Restated Voting Agreement (the "AGREEMENT") is made as of the 4th day of June, 1998, by and among eToys Inc., a Delaware corporation (the "COMPANY"), idealab!, a Delaware corporation, Edward C. Lenk, Frank C. Han (collectively, the "COMMON STOCKHOLDERS"), the prior investors listed on EXHIBIT A hereto (the "PRIOR INVESTORS") and the new investors listed on EXHIBIT B hereto (the "NEW INVESTORS"). The Prior Investors and the New Investors are referred to herein collectively as the "INVESTORS" and each individually as an "INVESTOR".

                                       RECITALS

     The Company and the Prior Investors entered into that certain Voting Agreement on December 23, 1997 (the "EXISTING AGREEMENT").

     The Company and the New Investors have entered into a Series B Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith pursuant to which the Company desires to sell to the New Investors and the Investors desire to purchase from the Company shares of the Company's Series B Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company and the Prior Investors amend and restate the Existing Agreement in the manner set forth herein, for the purpose of setting forth the terms and conditions pursuant to which the Investors shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors.

     The Company's Second Amended and Restated Certificate of Incorporation provides as follows: the holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. In addition, (i) as long as twenty-five percent (25%) of the number of shares of Series B Preferred Stock issued by the Company on the date the Series B Preferred Stock was originally issued remain outstanding, the holders of the Series B Preferred Stock shall be entitled, voting together as a separate class, to elect two (2) directors (the "SERIES B DIRECTORS") of this corporation at each annual election of directors and (ii) as long as twenty-five percent (25%) of the number of shares of Series A Preferred Stock issued by the Company on the date the Series A Preferred Stock was originally issued remain outstanding, the holders of the Series A Preferred Stock shall be entitled, voting together as a separate class, to elect one (1) director (the "SERIES A DIRECTOR") of the Company at each annual election of directors. The holders of Common Stock shall be entitled, voting together as a separate class, to elect two (2) directors (the "COMMON DIRECTORS") of the Company at each annual meeting of directors. The holders of Preferred Stock and Common Stock voting together as a single class shall have the right to elect any remaining directors (the "INDEPENDENT DIRECTORS").

     The Company and the Investors each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series B Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth herein.

                                      AGREEMENT

     The parties hereby agree as follows:

     1. BOARD REPRESENTATION. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by Highland Capital Partners III Limited Partnership and Highland Entrepreneurs' Fund III Limited Partnership (the "HIGHLAND ENTITIES") (assuming conversion of the Series B Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the Highland Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series B Preferred Stock held by the Highland Entities) that the Highland Entities in the aggregate purchased pursuant to the Purchase Agreement, the Investors agree to vote or act with respect to their shares so as to elect as the Series B Director an individual designated by Highland Capital Partners III Limited Partnership, the initial designee of which shall be Dan Nova. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by funds affiliated with Sequoia Capital (the "SEQUOIA ENTITIES") (assuming conversion of the Series B Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the Sequoia Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series B Preferred Stock held by the Sequoia Entities) that the Se Sequoia Entities in the aggregate purchased pursuant to the Purchase Agreement, the Investors agree to vote or act with respect to their shares so as to elect as the Series B Director an individual designated by the Sequoia Entities, the initial designee of which shall be Michael Moritz. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by DynaFund LP and DynaFund International LP (the "DYNAFUND ENTITIES") (assuming conversion of the Series A Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the DynaFund Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series A Preferred Stock held by the DynaFund Entities) that the DynaFund Entities in the aggregate purchased pursuant to the Series A Preferred Stock Purchase Agreement dated as of December 23, 1997, the Investors agree to vote or act with respect to their shares so as to elect as the Series A Director an individual designated by DynaFund LP, the initial designee of which shall be Tony Hung. During the term of this Agreement, the Common Stockholders agree to vote or act with respect to their shares so as to elect the Company's then-current Chief Executive Officer as one of the Common Directors. During the term of this Agreement, the parties to this Agreement agree to vote or act with respect to their shares so as to elect as one of the Independent Directors an individual with relevant experience in the Company's industry, which person shall be designated by the holders of a majority of the outstanding Preferred Stock and Common Stock voting together as a single class, and which designee shall initially be Peter Hart.

     2. REMOVAL. In the event of any termination, removal or resignation of any director, the Investors shall take all actions necessary and appropriate to cause such vacancy to be filled in the manner by which such director was elected pursuant to the terms of this Agreement.

     3. CHANGE IN NUMBER OF DIRECTORS. The Investors will not vote for any amendment or change to the Bylaws providing for the election of more than six
(6) directors, or any other amendment or change to the Bylaws inconsistent with the terms of this Agreement.

     4. LEGENDS. Each certificate representing Investors' Shares shall be endorsed by the Company with a legend reading as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     5. TERMINATION. This Agreement shall terminate upon the earlier of (a) the consummation of the Company's initial public offering on a firm underwriting basis of any of its securities reflecting in proceeds of at least $20,000,000, or (b) ten (10) years from the date hereof.

     6. AMENDMENTS; WAIVERS. Any term hereof may be amended or waived only with the written consent of the Company and holders of at least 66-2/3% of the Series A and Series B Preferred Stock; PROVIDED, HOWEVER, that, subject to the limitation set forth in Section 1 hereto, in no event shall an amendment or waiver hereto which limits the rights of Highland Capital Partners III Limited Partnership, the Sequoia Entities or DynaFund L.P., respectively, to designate a director under Section 1 be effective without the written consent of the Highland Capital Partners III Limited Partnership, the Sequoia Entities or DynaFund L.P., respectively. In addition, in no event shall an amendment or waiver hereto which alters the obligations of the parties hereto under Section 1 to agree to vote or act with respect to their shares so as to elect as one of the Independent Directors an individual with relevant experience in the Company's industry that is designated by the holders of the outstanding Preferred Stock and Common Stock voting together as a single class be effective without the written consent of the Common Stockholders. Any amendment or waiver effected in accordance with this Section 5 shall be binding upon the Company, the holders of the Preferred Stock and each of their respective successors and assigns.

     7. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S.

mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto, or as subsequently modified by written notice.

     8. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     9. ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which shares of the DynaFund Entities the ("DYNAFUND SHARES"), the shares held by the Highland Entities ("HIGHLAND SHARES"), the shares of the Sequoia Entities (the "SEQUOIA SHARES") and shares of the Investors ("INVESTOR SHARES) and the Shares of the Common Stockholders (the "COMMON STOCKHOLDER SHARES") (collectively, the "TRUST SHARES") shall be transferred to the voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.

     10. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     12. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     13. REMEDIES. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. Each party hereto agrees and acknowledges that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each holder may, in its sole discretion, apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     14. EXPENSES. The Company shall pay the reasonable expenses of directors in attending Board meetings.

     15. ENTIRE AGREEMENT. This Agreement, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                               [Signature Pages Follow]

     The parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

                                   COMPANY:


                                   eTOYS INC.



                                   By:  /s/ Edward C. Lenk
                                        ----------------------------------------
                                        Edward C. Lenk
                                        President and Chief Executive officer

                                   Address:  1640 Fifth Street, Suite 124
                                             Santa Monica, CA  90401
                                   Fax:      (310) 576-7784

                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   DYNAFUND LP



                                   By:  /s/ Denny R. S. Ko
                                      ------------------------------------------

                                   Name:  Denny R. S. Ko
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------

                                   Address:  Illegible
                                           -------------------------------------
                                             Illegible
                                           -------------------------------------
                                   Fax:      Illegible
                                           -------------------------------------


                                   DYNAFUND INTERNATIONAL LP



                                   By:    /s/ Denny R.S. Ko
                                      ------------------------------------------

                                   Name:  Denny R. S. Ko
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------

                                   Address:  Illegible
                                           -------------------------------------
                                             Illegible
                                           -------------------------------------
                                   Fax:      Illegible
                                           -------------------------------------


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTOR:

                                   INTEL CORPORATION


                                   By:  /s/ Illegible
                                      ------------------------------------------

                                   Name:  Illegible
                                        ----------------------------------------
                                                       (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  2200 Mission College Blvd.
                                             Santa Clara, CA  95052
                                   Attn:     Treasurer
                                   Fax:      (408) 765-6038


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   MOORE GLOBAL INVESTMENTS, LTD.
                                   By:  Moore Capital Management, Inc.
                                   Its:  Trading Advisor


                                   By:  /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  c/o Citco Fund Services (Bahamas),
                                             Ltd.
                                             Bahamas Financial Center
                                             Charlotte & Shirley Street
                                             P.O. Box CB 13136
                                             Nassau, Bahamas
                                   Fax:      242-356-0223
                                             -----------------------------------


                                   REMINGTON INVESTMENTS STRATEGIES, L.P.
                                   By:  Moore Capital Advisors, L.L.C.
                                   Its:  General Partner


                                   By:  /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  1251 Avenue of the Americas
                                             New York, New York  10020
                                   Fax:       212-582-9813
                                             -----------------------------------


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   MULTI-STRATEGIES FUND, L.P.
                                   By:  Moore Capital Advisors, L.L.C.
                                   Its:  General Partner


                                   By:  /s/ Savvas Savvinidi
                                      ------------------------------------------

                                   Name:  Savvas Savvinidi
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  1251 Avenue of the Americas
                                             New York, New York  10020
                                   Fax:      212-582-9813
                                             -----------------------------------


                                   MULTI-STRATEGIES FUND LTD.
                                   By:  Moore Capital Management, Inc.
                                   Its:  Trading Advisor


                                   By:  /s/ Savvas Savvinidi
                                      ------------------------------------------

                                   Name:  Savvas Savvinidi
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  c/o Citco Fund Services (Bahamas),
                                             Ltd.
                                             Bahamas Financial Center
                                             Charlotte & Shirley Street
                                             P.O. Box CB 13136
                                             Nassau, Bahamas
                                   Fax:       242-356-0223
                                             -----------------------------------


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:


                                   /s/ Glen R. Van Ligten
                                   ---------------------------------------------
                                   Glen R. Van Ligten

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025
                                   Fax:      (650) 854-1121


                                   /s/ James L. Brock
                                   ---------------------------------------------
                                   James L. Brock

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025
                                   Fax:      (650) 854-1121


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   COMMON STOCKHOLDERS:


                                    /s/ Edward C. Lenk
                                   ---------------------------------------------
                                   Edward C. Lenk

                                   Address:  1640 Fifth Street, Suite 124
                                             Santa Monica, CA  90401
                                   Fax:      (310) 576-7784


                                   /s/ Frank C. Han
                                   ---------------------------------------------
                                   Frank C. Han

                                   Address:  1640 Fifth Street, Suite 124
                                             Santa Monica, CA  90401
                                   Fax:      (310) 576-7784



                                   Bill Gross'
                                   idealab!, a Delaware corporation



                                   By:  /s/ William Gross
                                      ------------------------------------------

                                   Name:  William Gross
                                        ----------------------------------------
                                                  (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  130 West Union Street
                                             Pasadena, CA  91103
                                   Fax:      (626) 535-2701


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   NEW INVESTORS:

                                   HIGHLAND CAPITAL PARTNERS III LIMITED
                                   PARTNERSHIP

                                   By:  Highland Management Partners III
                                        Limited Partnership, its General Partner



                                   By:  /s/ Daniel J. Nova
                                      ------------------------------------------

                                   Name:  Daniel J. Nova
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------

                                   Address:  c/o Highland Capital Partners
                                             Two International Place
                                             Boston, MA  02110
                                   Fax:      (617) 531-1550



                                   HIGHLAND ENTREPRENEURS' FUND III LIMITED
                                   PARTNERSHIP

                                   By:  HEF III, LLC, its General Partner



                                   By:  /s/ Daniel J. Nova
                                      ------------------------------------------

                                   Name:  Daniel J. Nova
                                        ----------------------------------------
                                                       (print)

                                   Title:  Member
                                         ---------------------------------------

                                   Address:  c/o Highland Capital Partners
                                             Two International Place
                                             Boston, MA  02110
                                   Fax:      (617) 531-1550


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   idealab! CAPITAL PARTNERS I-A, LP
                                   By its General Partner,
                                   idealab! Capital Management I, LLC



                                   By:  /s/ William Elkus
                                        ----------------------------------------
                                        William Elkus
                                        Managing Member

                                   Address:  c/o idealab! Capital Partners
                                             130 West Union Street
                                             Pasadena, CA  91103
                                   Fax:      (626) 535-2881



                                   idealab! CAPITAL PARTNERS I-B, LP
                                   By its General Partner,
                                   idealab! Capital Management I, LLC



                                   By:  /s/ William Elkus
                                        ----------------------------------------
                                        William Elkus
                                        Managing Member

                                   Address:  c/o idealab! Capital Partners
                                             130 West Union Street
                                             Pasadena, CA  91103
                                   Fax:      (626) 535-2881

                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   BESSEMER VENTURE PARTNERS IV L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:  Robert H. Buescher
                                   Title:    Manager

                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                                   BESSEMER VENTURE INVESTORS L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:  Robert H. Buescher
                                   Title:    Manager

                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                                   BESSEC VENTURES IV L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:  Robert H. Buescher
                                   Title:    Manager

                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   SEQUOIA CAPITAL VIII
                                   SEQUOIA INTERNATIONAL
                                      TECHNOLOGY PARTNERS
                                   SEQUOIA INTERNATIONAL
                                      TECHNOLOGY PARTNERS Q
                                   CMS
                                   SEQUOIA 1997



                                   By:  /s/ Michael Moritz
                                      ------------------------------------------

                                   Name:  Michael Moritz
                                        ----------------------------------------
                                                       (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  3000 Sand Hill Road
                                             Building 4, Suite 280
                                             Menlo Park, CA  94025
                                   Fax:      (650) 854-2977


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                   INVESTORS:

                                   VLG INVESTMENTS 1998



                                   By:  /s/ Joshua Pickus
                                      ------------------------------------------

                                   Name: Joshua Pickus
                                        ----------------------------------------
                                                       (print)

                                   Title: Partner
                                         ---------------------------------------

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025



                                   /s/ Glen R. Van Ligten
                                   ---------------------------------------------
                                   Glen R. Van Ligten

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025


                            SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                     EXHIBIT A

                                  PRIOR INVESTORS



DynaFund International LP
DynaFund LP
Intel Corporation
idealab! Capital Partners I-A, LP

                                     EXHIBIT B

                                   NEW INVESTORS



Highland Capital Partners III Limited Partnership
Highland Entrepreneurs' Fund III Limited Partnership idealab! Capital Partners I-A, LP idealab! Capital Partners I-B, LP
Bessemer Venture Partners IV L.P.
Bessemer Venture Investors L.P.
Bessec Ventures IV L.P.
DynaFund International LP
DynaFund LP
Intel Corporation
Moore Global Investments, Ltd.
Remington Investment Strategies, L.P.
Multi Strategies Fund, L.P.
Multi Strategies Fund Ltd.
Glen R. Van Ligten
Entities Affiliated with Sequoia Capital